UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

Pacific Oil Company

(Exact name of registrant as specified in its charter)

Nevada	333-144504	20-4057712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 N. Watters Road, Suite 120, Allen, Texas 75013 .

(Address of principal executive offices)               (Zip Code)

Registrant’s telephone number, including area code: 1 – (469) 342 – 9100

9500 W. Flamingo Rd., Suite 205, Las Vegas, NV, 89147

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements in this Report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  When used in this Report, words such as “may,” “should,” “seek,” “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “goal,” “intend,” “strategy” and similar expressions are intended to identify forward-looking statements regarding events, conditions and financial trends that may affect the Company’s future plans, operations, business strategies, operating results and financial position.  Forward-looking statements are subject to a number of known and unknown risks and uncertainties (including the risks contained in the section of this report entitled “Risk Factors”) that could cause the Company’s actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements and its goals and strategies to not be achieved.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Report. The Company does not undertake any responsibility to publicly update or revise any forward-looking statement or report.

Item 2.01.       Completion of Acquisition or Disposition of Assets.

Pursuant to an Agreement and Plan of Merger dated effective as of September 30, 2016 (the “Merger Agreement”), by and among Pacific Oil Company, a Nevada corporation (the “Company”), its subsidiary Pacific Merger Corp., a Texas corporation (“Pacific Merger Corp”), and Financial Gravity Holdings, Inc., a Texas corporation (“Financial Gravity”), Pacific Merger Corp merged with and into Financial Gravity, with Financial Gravity remaining as the surviving corporation and becoming a subsidiary of the Company (the “Merger”). On October 6, 2016, a certificate of merger was filed with the Texas Secretary of State.

Also pursuant to the Merger Agreement, each of the 32,248,183 shares of Financial Gravity Common Stock issued and outstanding prior to the Merger has been automatically converted into and exchangeable for an equivalent number of fully paid and non-assessable shares of Company Common Stock.

Also pursuant to the Merger Agreement, the officers and directors of the Company prior to the Merger resigned on the effective date of the Merger. Also pursuant to the Merger Agreement, and prior to his resignation, Mr. Anthony Sarvucci, then the sole director, elected Messrs. John Pollock, Paul Williams, David Crowley, Ed Lyons, and George Crumley to the Company’s Board of Directors.

Accordingly, as a consequence of the change in the Company’s stock ownership and the change in the composition of the Company’s Board of Directors, the Merger has resulted in a change of control of the Company.

For accounting purposes, the Merger has been accounted for as a merger, with Financial Gravity as the accounting acquirer (legal acquiree). On the effective date of the Merger, Financial Gravity’s business became the only business of the Company, which prior to the Merger was a shell company.

The Merger Agreement is filed as an Exhibit to this Current Report on Form 8-K. The foregoing description of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entireties by reference to the Merger Agreement.

Unless the context otherwise requires, all future references in this Report to “we,” “us,” “our company,” “our,” or the “Company” refer to the blended enterprise comprised of Pacific Oil Company, Financial Gravity Holdings, Inc., and Financial Gravity Holdings, Inc.’s subsidiaries, and all references in this Report to “Financial Gravity Holdings, Inc.” refer to Financial Gravity Holdings, Inc. and its subsidiaries.

Description of Business of Financial Gravity Holdings, Inc.

Business Overview

Financial Gravity Holdings, Inc. was incorporated in Texas on September 29, 2014 and, through its subsidiaries, delivers a wide range of accounting, tax planning and management services to high net worth individuals and businesses in the Dallas/Fort Worth region, with further expansion into other markets in accordance with its long term growth plan and its strategic business plan.

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Products and Services

Financial Gravity works with its clients, who are high net worth individuals and businesses, to provide a wide range of accounting, tax planning and management services. The following outline briefly describes Financial Gravity’s various subsidiaries and the products and services they offer:

Financial Gravity Operations, Inc.   Financial Gravity Operations manages operational expenses for the shared services of the subsidiaries.

Financial Gravity Tax, Inc. formerly Business Legacy, Inc.  Financial Gravity Tax is a bookkeeping, tax planning and payroll service provider for small companies and individuals.

Financial Gravity Wealth, Inc. formerly Pollock Advisory Group, Inc.  Financial Gravity Wealth is a registered investment advisor and provides asset management services.

Financial Gravity Business, Inc. formerly Cloud9b2b, LLC Financial Gravity Business provides business consulting services to Small Business Owners that identify way to leverage a business’ current assets (people, platforms and processes) and reduce exposure to risk, both short-term and long-term, while simplifying the business and increasing profitability.

Financial Gravity Ventures, LLC formerly Cloud9 Accelerator, LLC Financial Gravity Ventures holds acquired companies and business assets until they are integrated into the main stream Financial Gravity business structure.

Sash Corporation dba Metro Data Processing Metro Data Processing provides payroll services, software and support solutions to business owners.

TaxCoach Software, LLC TaxCoach Software provides three primary services including monthly subscriptions to the “TaxCoach” software system, coaching and email marketing services.

Competition

The market is comprised of a very large selection of varied suppliers that provide financial advisory, accounting, and tax needs. These include accounting firms, CPA's, bookkeeping businesses, estate planners, lawyers, wealth management consultants, estate offices, private offices, banks, and large financial institutions. However, many of these firms are either too big to provide the customized services that small business owners are seeking, are too expensive, or simply do not have the customized services that Financial Gravity offers to meet the needs of small business owners and high net worth individuals.

Financial Gravity has a unique product and service delivery model that has been proven to work over the past years. Financial Gravity believes that its superior products, services and overall customer service will enable it to achieve its target sales and revenue.

In addition, Financial Gravity considers a number of its small to medium-sized business competitors to potentially be attractive acquisition targets.

Intellectual Property

Financial Gravity maintains copyrights or trademarks on all of its printed marketing materials, the financialgravity.com website and other web pages, and proprietary software. Financial Gravity’s goal is to preserve its trade secrets, and operate without infringing on the proprietary rights of other parties.

To help protect its proprietary know-how, which is not patentable, Financial Gravity currently relies and will in the future rely on trade secret protection and confidentiality agreements to protect its interests. To this end, Financial Gravity requires all of its employees, consultants, advisors and other contractors to enter into confidentiality agreements that prohibit the disclosure of confidential information and, where applicable, require disclosure and assignment to Financial Gravity of the ideas, developments, discoveries and inventions important to its business.

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Employees

As of September 30, 2016, Financial Gravity had approximately 24 full-time employees. None of the Company’s employees are covered by a collective bargaining agreement. Financial Gravity believes that it maintains good relations with its employees.

Description of Property

The Company’s corporate offices are located at 800 N Watters Road, Suite 120, Allen, Texas 75013, where Financial Gravity has 4,015 square feet of office space under lease. Pursuant to an office lease dated December 3, 2014, Financial Gravity is required to make monthly lease payments of $6,995 per month (including operating expenses). The lease expires on October 31, 2018.

Metro Data Processing’s offices are located at 1545 S. Harvard Avenue, Tulsa, Oklahoma 74112, where they occupy 1,590 square feet of office space under lease. Pursuant to an office lease dated September 18, 2016, Metro Data Processing is required to make monthly lease payments of $1,182 per month (including operating expenses). The lease automatically renews every 12 months.

TaxCoach Software’s offices are located at 2619 Erie Ave., Suite 2D, Cincinnati, Ohio 75208. Monthly lease payments of $1,250 per month (including operating expenses) and are on a month to month agreement with a 30 day notice to terminate.

Legal Proceedings

From time to time, we are a party to or otherwise involved in legal proceedings, claims and other legal matters, arising in the ordinary course of our business or otherwise. A subsidiary of the Company is currently involved in one legal proceeding, the outcome of which will not be material to our ability to operate or market our services, our consolidated financial position, results of operations or cash flows.

Government Regulation

The services provided by the Financial Gravity, through its subsidiaries, are extensively regulated by federal and state authorities in the United States. Financial Gravity believes it is in compliance with federal and state qualification and registration requirements in order that it may continue to provide services to its clients consistent with applicable laws and regulations.

Risk Factors

Our limited operating history may not serve as an adequate basis to judge our future prospects and results of operations. Financial Gravity has a relatively limited operating history. Our limited operating history and the unpredictability of the wealth management industry make it difficult for investors to evaluate our business. An investor in our securities must consider the risks, uncertainties and difficulties frequently encountered by companies in rapidly evolving markets.

We will need additional financing to implement our business plan. The Company will need additional financing to fully implement its business plan in a manner that not only continues to expand an already established direct-to-consumer approach, but also allows the Company to establish a stronger brand name in all the areas in which it operates. In particular, the Company will need additional financing to:

•	effectuate its business plan and further develop its product and service lines;
•	expand its facilities, human resources, and infrastructure; and
•	increase its marketing efforts and lead generation.

There are no assurances that additional financing will be available on favorable terms, or at all. If additional financing is not available, the Company will need to reduce, defer or cancel development programs, planned initiatives and overhead expenditures. The failure to adequately fund its capital requirements could have a material adverse effect on the Company’s business, financial condition and results of operations. Moreover, the sale of additional equity securities to raise financing will result in additional dilution to the Company’s stockholders, and incurring additional indebtedness could involve the imposition of covenants that restrict the Company’s operations.

Our products and services are subject to changes in applicable laws and regulations.  The Company’s business is particularly subject to changing federal and state laws and regulations related to the provision of financial services to consumers. The Company’s continued success depends in part on its ability to anticipate and respond to these changes, and the Company may not be able to respond in a timely or commercially appropriate manner. If the Company fails to adjust its products and services in response to changing legal and/or regulatory requirements, the ability to deliver its products and services may be hindered, which in turn could have an adverse effect on the Company’s business, financial condition and results of operations.

We may continue to encounter substantial competition in our business.  The Company believes that existing and new competitors will continue to improve their products and services, as well as introduce new products and services with competitive price and performance characteristics. The Company expects that it must continue to innovate, and to invest in product development and productivity improvements, to compete effectively in the several markets in which the Company participates. The Company’s competitors could develop a more efficient product or service or undertake more aggressive and costly marketing campaigns than those implemented by the Company, which could adversely affect the Company’s marketing strategies and have an adverse effect on the Company's business, financial condition and results of operations.

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Important factors affecting the Company's current ability to compete successfully include:

•	lead generation and marketing costs;
•	service delivery protocols;
•	branded name advertising; and
•	product and service pricing.

In periods of reduced demand for the Company's products and services, the Company can either choose to maintain market share by reducing product and service pricing to meet the competition, or maintain its product and service pricing, which would likely sacrifice market share. Sales and overall profitability may be reduced in either case. In addition, there can be no assurance that additional competitors will not enter the Company's existing markets, or that the Company will be able to continue to compete successfully against its competition.

We may not successfully manage our growth. Our success will depend upon the expansion of our operations and the effective management of our growth, which will place a significant strain on our management and on our administrative, operational and financial resources. To manage this growth, we must expand our facilities, augment our operational, financial and management systems, and hire and train additional qualified personnel. If we are unable to manage our growth effectively, our business would be harmed.

We rely on key executive officers, and their knowledge of our business and technical expertise would be difficult to replace. We are highly dependent on our executive officers. If one or more of the Company's senior executives or other key personnel are unable or unwilling to continue in their present positions, the Company may not be able to replace them easily or at all, and the Company’s business may be disrupted. Competition for senior management personnel is intense, the pool of qualified candidates is very limited, and we may not be able to retain the services of our senior executives or attract and retain high-quality senior executives in the future. Such failure could have a material adverse effect on the Company's business, financial condition and results of operations.

We may never pay dividends to our common stockholders.  The Company currently intends to retain its future earnings to support operations and to finance expansion; accordingly, the Company does not anticipate paying any cash dividends in the foreseeable future.

The declaration, payment and amount of any future dividends on common stock will be at the discretion of the Company's Board of Directors, and will depend upon, among other things, earnings, financial condition, capital requirements, level of indebtedness and other considerations the Board of Directors considers relevant. There is no assurance that future dividends will be paid on common stock or, if dividends are paid, the amount thereof.

Our common stock is quoted through the OTC Markets, which may have an unfavorable impact on our stock price and liquidity.  The Company’s common stock is quoted on the OTC Markets, which is a significantly more limited market than the New York Stock Exchange or NASDAQ. The trading volume may be limited by the fact that many major institutional investment funds, including mutual funds, follow a policy of not investing in OTC Markets stocks and certain major brokerage firms restrict their brokers from recommending OTC Markets stocks because they are considered speculative and volatile.

The trading volume of the Company’s common stock has been and may continue to be limited and sporadic. As a result, the quoted price for the Company’s common stock on the OTC Markets may not necessarily be a reliable indicator of its fair market value.

Additionally, the securities of small capitalization companies may trade less frequently and in more limited volume than those of more established companies. The market for small capitalization companies is generally volatile, with wide price fluctuations not necessarily related to the operating performance of such companies.

Our common stock is subject to price volatility unrelated to our operations.  The market price of the Company’s common stock could fluctuate substantially due to a variety of factors, including market perception of the Company’s ability to achieve its planned growth, operating results of the Company and of other companies in the same industry, trading volume in the Company’s common stock, changes in general conditions in the economy and the financial markets or other developments affecting the Company or its competitors.

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Our common stock is classified as a “penny stock.”

Rule 3a51-1 of the Securities Exchange Act of 1934 establishes the definition of a “penny stock,” for purposes relevant to us, as any equity security that has a minimum bid price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to a limited number of exceptions which are not available to us. It is likely that the Company’s common stock will be considered to be a penny stock for the immediately foreseeable future.

For any transaction involving a penny stock, unless exempt, the penny stock rules require that a broker or dealer approve a person’s account for transactions in penny stocks and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience and objectives of the investor, make a reasonable determination that transactions in penny stocks are suitable for that person, and make a reasonable determination that that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also provide disclosure to its customers, prior to executing trades, about the risks of investing in penny stocks in both public offerings and in secondary trading, the commissions payable to both the broker-dealer and the registered representative, and the rights and remedies available to an investor in cases of fraud in penny stock transactions.

Because of these regulations, broker-dealers may not wish to furnish the necessary paperwork and disclosures and/or may encounter difficulties in their attempt to buy or sell shares of the Company’s common stock, which may in turn affect the ability of Company stockholders to sell their shares.

Accordingly, the penny stock classification adversely affects any market liquidity for the Company’s common stock, and subjects the shares to certain risks associated with trading in penny stocks. These risks include difficulty for investors in purchasing or disposing of shares, difficulty in obtaining accurate bid and ask quotations, difficulty in establishing the market value of the shares, and a lack of securities analyst coverage.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of the financial condition and results of operation of Financial Gravity should read in conjunction with the financial statements and the notes to those statements included in this Report.

Company Overview

For accounting purposes, the Merger has been accounted for as a merger, with Financial Gravity as the accounting acquirer (legal acquiree).

The Company's revenue increased to $1,898,043 in 2015 from $0 in 2014. The Company reported a net loss of $1,196,201 for fiscal year 2015 compared to a net loss of $22,263 for fiscal year 2014. The increase in revenue reflects consolidating multiple entities into the new holding company, in particular TaxCoach Software and Metro Data Processing. The increase in net loss reflects acquiring three companies and the accounting and audit costs preparing for a public transaction.

The Company's revenue increased to $1,302,634 from $816,205 for the six months ended June 30, 2016 and 2015, respectively. The Company reported net loss of $720,297 and $348,020 for the six months ended June 30, 2016 and 2015, respectively. The increase in revenue reflects increase in service income, primarily new customer product and service sales, which more than doubled over the same period. The increase in net loss for the six months ended June 30, 2016 was attributable primarily (to higher professional service fees and General and Administrative expenses.

The Company's revenue increased to $690,297 from $405,766 for the three months ended June 30, 2016 and 2015, respectively. The Company reported net loss of $343,859 and $265,202 for the three months ended June 30, 2016 and 2015, respectively.  The increase in revenue reflects new customer product and service sales. The increase in net loss for the three months ended June 30, 2016 was attributable primarily to increase in General and Administrative expenses.

Return on average equity was negative 62% and negative 2% for the fiscal years 2015 and 2014, negative 29% and negative 27% for the six months ended June 30, 2016 and 2015 and negative 15% and 18% for the three months ended June 30, 2016 and 2015, respectively.  Return on average assets was negative 55% and negative 2% for the fiscal years 2015 and 2014, negative 26% and negative 25% for the six months ended June 30, 2016 and 2015 and 13% and 17% for the three months ended June 30, 2016 and 2015, respectively.

Total assets of Financial Gravity totaled $3,053,525 at December 31, 2015, compared to $1,301,008 at December 31, 2014.  Increases were noted primarily in intangible assets and Goodwill due to three acquisitions. Total assets of Financial Gravity totaled $2,562,061 at June 30, 2016, compared to $1,522,886 at June 30, 2015. Increases were noted primarily in intangible assets and Goodwill due to three acquisitions.

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Significant Accounting Policies

Certain critical accounting policies affect the more significant judgments and estimates used in the preparation of Financial Gravity’s consolidated financial statements. These policies are contained in Note 1 to the consolidated financial statements.

Use of Estimates and Assumptions.  The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Revenue Recognition and Accounts Receivable.

Investment management fees are recognized as services are provided by the Company. Investment management fees include fees earned from assets under management by providing professional services to manage clients’ investments.

Services income is recognized as consulting and other professional services are performed by the Company.

Commission revenue is derived from the sale of premiums on life insurance policies held by third parties. The revenue is recognized at the time the policy is issued.

Revenue represents gross billings less discounts, net of sales tax, as applicable. Amounts invoiced for work not yet completed are shown as deferred revenue in the accompanying consolidated balance sheets.

Trade accounts receivable are carried at the invoiced amount less estimate made for doubtful accounts based on management’s review of outstanding balances. The collectability of the Company’s accounts receivable is reviewed on an ongoing basis, using historical payment trends and review of specific accounts. Accounts receivable are written off after all reasonable collection efforts have been exhausted and when management determines the amounts to be uncollectible. Recoveries of receivables previously written off are recorded when received.

In the normal course of business, the Company extends credit on an unsecured basis to its customers, substantially all of whom are located in the United States of America. The Company does not believe that it is exposed to any significant risk of loss on accounts receivable.

Stock-Based Compensation.

The Company recognizes the fair value of stock-based compensation awards as wages in the accompanying statements of operations on a straight-line basis over the vesting period, using the Black-Scholes option pricing model, which is based on a risk free rate of 0.75% at 2015, dividend yield of 0%, expected life of 2 years and volatility of 1.00.

Liquidity and Capital Resources

Capital for the growth of Financial Gravity has been provided through private sales of its equity securities to investors. These sales resulted in $1,150,000 and $850,000 during the fiscal years ended December 31, 2014 and 2015, respectively, $180,000 during the six months ended June 30, 2016 and $180,000 subsequent to June 30, 2016.

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The following provides a summary of our cash flows:

	(Unaudited) Six Months Ended June 30,	Year Ended December 31,		(Unaudited) Six Months Ended June 30,
	2016	2015	2014	2015

Net Cash (Used in) Operating Activities	(591,765)	(1,113,074)	(22,263)	(302,973)

Net Cash (Used in) Investing Activities	(11,613)	(94,780)	(16,272)	(1,346)

Net Cash Provided by Financing Activities	199,466	724,669	1,109,177	431,956

Cash Acquired Upon Acquisition of Subsidiary	–	83,496	30,840	22,350

Net Increase(Decrease) in Cash	(403,912)	(399,689)	1,101,482	149,987

Cash, Beginning of Period	701,793	1,101,482	–	1,101,482

Cash, End of Period	$297,881	$701,793	$1,101,482	$1,251,469

The Company believes that its cash and cash equivalents balances, cash flows from operations, and funding from the financing sources discussed above will be sufficient to meet the normal operating requirements during the next fiscal year. The Company will need additional financing to fully implement its business plan and to fund additional capital expenditures. The Company continually considers supplementing the cash flows generated by operations with funds provided by financing activities, via both debt and equity, to balance the Company's cash requirements and to finance specific capital projects.

Line of Credit and Notes Payable

The Company has a revolving line of credit with a bank in the amount of $55,000. Amounts drawn under this line of credit are due on demand, and monthly interest and principal payments are required. The interest rate on the line of credit is 7.5%. This line of credit is secured by the personal guarantee of the majority stockholder. The balance outstanding on this line of credit was $19,994 as of June 30, 2016.

With the acquisition of TaxCoach Software, LLC, the Company also acquired a note payable to a financial institution which permits maximum borrowings of $100,000. Interest is paid monthly at prime plus 1.25% and the balance is due on demand. The facility matures in February 2017, is collateralized by substantially all assets of the TaxCoach Software, LLC, and is secured by a personal guarantee from a stock holder. The balance outstanding under this note payable was $93,797 at June 30, 2016.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock, as of September 30, 2016 (after giving effect to the Merger). The Company’s common stock is the only outstanding class of voting securities, and the following table sets forth the voting power resulting from such beneficial ownership, by

•	each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock;
•	each director of the Company;
•	each executive officer of the Company; and
•	all directors and executive officers of the Company as a group.

Amount of Beneficial Ownership (1)
Beneficial Owner (1)	Shares	Percentage of Shares
John Pollock (2)	15,037,962	41.5%
Dave Crowley (2)	3,000,000	8.3%
Keith VandeStadt (2, 4)	2,821,500	7.8%
Edward A. Lyon (2)	2,593,500	7.2%
Paul Williams (2)	1,896,414	5.2%
James F. Reggio (2,3)	778,100	*
Rick Johnson (2, 3)	650,000	*
George Crumley (2)	150,000	*

Directors and executive officers as a group (seven persons)	23,952,706	64.8%

____________________

(1)	Except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to that owner.
(2)	The address for each such beneficial owner is 800 N. Watters Road, Suite 120, Allen, Texas 75013.
(3)	Includes 1,330,000 options that vested upon the closing of the merger on September 30, 2016.
(4)	Non director or executive officer with a more than 5% ownership
*	Indicates an ownership percentage of less than one percent.

Directors and Executive Officers

On September 30, 2016, the effective date of the Merger, the officers and directors of Pacific Oil Company prior to the Merger resigned. Immediately preceding the resignations, the board of Pacific Oil Company elected each of John Pollock, Dave Crowley, Paul Williams, George Crumley and Edward A. Lyon as new directors, and the new Board of Directors elected new executive officers of the Company. Set forth below is certain information regarding the persons who currently serve as directors and executive officers of the Company.

Name	Positions with the Company
John Pollock	Chairman of the Board, Chief Executive Officer
Dave Crowley	President, Chief Strategy Officer, Secretary, Treasurer and Board Member
Rick Johnson	Chief Operating Officer
James F. Reggio	Chief Technology Officer and Chief Marketing Officer
Paul Williams	Vice Chairman of the Board, Chief Financial Officer, Assistant Secretary and Assistant Treasurer
Edward A. Lyon	Chief Tax Strategist and Board Member
George Crumley	Board Member

John Pollock is the CEO of Financial Gravity Holdings Inc. and President of Pollock Advisory Group, Inc., a Registered Investment Advisory firm.

He has been featured in Forbes Magazine. He is a frequent contributor on television and Radio. John wrote the books The Nest Egg Cookbook – Your Recipe for a Comfortable Retirement. He contributed to the books Secrets of a Tax Free Life, and Tax Breaks of the Rich & Famous. John is also a featured speaker at conferences around the country.

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Dave Crowley has worked with Financial Gravity since Jan 2013, contributing to the creation of the Financial Gravity plan. Dave has applied his successes as an engineer towards assisting in developing the concepts and systems that are now being deployed in Financial Gravity. With his expertise in process engineering and sales management in the insurance industry Dave brings a depth of experience and working knowledge that underpins the sales and operating structure of Financial Gravity. Dave’s prior successes are in business coaching, personal development, insurance, and agency management arena.

Rick Johnson brings over thirty years of business experience, where he has provided executive leadership in various capacities, including operations and finance with emerging growth companies. A thirteen year veteran of Accenture, and a seasoned entrepreneur with almost twenty years of experience as an officer or senior executive in emerging growth companies, Rick understands firsthand the challenges and opportunities in leading an emerging growth company. As an executive and as a consultant, Rick has successfully provided emerging growth businesses with the best-practices of world-class enterprises amidst the controlled chaos of entrepreneurship. Rick brings a passion for enabling businesses to successfully plan and execute to profitably grow their business.

James F. Reggio is an artist and a technologist, Jim currently employs both skill sets to achieve Financial Gravity’s aggressive marketing goals. Jim has provided technology solutions to business challenges for almost 30 years. A results-oriented executive manager, he has worked in insurance, distribution, retail, manufacturing, and software. Jim currently directs the marketing efforts for Financial Gravity. Successful in bringing significant value to business by providing innovative solutions, he has held key responsibilities in strategic and operational planning, mergers and acquisitions, integration, and governance as pertaining to technology. Jim has served as CIO/CTO for EFA Processing, Affirmative Ins. Holdings, Instant Ins. Holdings, The St. Paul Specialty Auto Group, and Titan Holdings.

Paul Williams is CEO of Bison Financial Group, Inc. and has over 30 years of business experience primarily in capital markets, mergers and acquisitions. Mr. Williams has served as the Chairman, CEO or CFO of numerous companies operating in various industries, both domestic and international, including two other publicly traded companies. Mr. Williams is heavily involved in local, state and national civic affairs and was appointed to three terms on the Board of Texas Economic Development Council in Austin. In 2009, he was awarded the CFO of the Year Award by the Dallas Business Journal. In 2007, he served as the Chairman of the Board for the Frisco Chamber of Commerce and still serves on their Board and Executive Committee. Mr. Williams graduated from Austin College in Sherman with a double major in Economics and Business Administration and graduated from the Institute of Organization Management.

Edward A. Lyon is an authority on tax planning – an author, consultant, speaker, and a co-founder of TaxCoach™ Software, LLC, as well as the American Institute of Certified TaxCoaches. He’s actively involved in mentoring members during our weekly Member Call-Ins and through individual coaching with advanced TaxCoach™ members. Ed leads the effort in ensuring that the latest tax practices are researched and provided to all members. He’s a member many elite tax groups, as well as small business owner mentoring networks. Ed has written seven books on tax and financial planning, and is a sought-after speaker to accountants, financial professionals, and business owners throughout the country. He has appeared on over 300 radio and television broadcasts, with over two dozen national television appearances, including interviews on CNN, Fox News, MSNBC, and CNBC.

George Crumley is a Partner at Pittenger, Nuspl & Crumley (ppnclaw.com). Selected as one of the Top 100 Attorneys in the entire DFW Region by peers in SuperLawyers, and consistently rated as one of the Top Attorneys in Texas by Texas Monthly, Mr. Crumley received the highest possible rating by Martindale Hubbell by judges and peers, 5.0 out of 5. Representing clients all over Texas since 1993 including trial and appellate experience all the way up to the Texas Supreme Court in matters involving business, construction, divorce and child custody, personal injury, contracts, products liability, commercial litigation, estate planning and probate matters, including probate disputes.

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Executive Compensation

Summary Compensation Table

The following table sets forth for the fiscal year ended December 31, 2015 (the current fiscal year end for Financial Gravity), the cash and non-cash compensation awarded to or earned by the chief executive officer of Financial Gravity. Two other officers of Financial Gravity received in excess of $100,000 in the form of salary and bonus during such fiscal year.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)	Total ($)
John Pollock, CEO	2015	$87,501	$218,990	$306,491
Dave Crowley, President and CSO	2015	101,691	-	101,691
Edward A. Lyon, CTS	2015	42,000	198,000	240,000

Neither the Named Executive nor any other members of the executive management team has entered into an employment agreement with the Company.

Compensation of Directors

For the period ended December 31, 2015 and prior to the Merger, the Company’s directors received no compensation for their services as directors. Financial Gravity has not established any standard arrangements pursuant to which directors have been compensated for their services, although all directors are reimbursed for out-of-pocket expenses, including those incurred in connection with attendance at Board of Directors meetings. Financial Gravity may establish a compensation plan for its directors in the future.

Certain Relationships and Related Transactions

Except as set forth below, since January 1, 2016, there have been no transactions, and there are no currently proposed transactions, in which Financial Gravity was or is to be a participant with any related person to Financial Gravity, or in which any related person had or will have a direct or indirect material interest.

Independence of Directors

The Company’s common stock is quoted through the OTC Markets System. For purposes of determining whether members of the Company’s Board of Directors are “independent,” the Company’s Board utilizes the standards set forth in the NASDAQ Stock Market Marketplace Rules. At present, the Company’s entire Board serves as its Audit, Compensation and Nominating Committees. The Company’s Board of Directors has determined that, of the Company’s present directors, George Crumley, constituting one of the five members of the Board, is an “independent director,” as defined under NASDAQ’s Marketplace Rules, for purposes of qualifying as independent members of the Board and an Audit, Compensation and Nominating Committee of the Board, but that John Pollock, Dave Crowley, Paul Williams, and Edward A. Lyon are not “independent directors” since they serve as executive officers of the Company.

Description of Securities

We currently have authorized capital of 300,000,000 shares, all of which is common stock, par value $.001 per share (the “Common Stock”). As of September 30, 2016, the Company has outstanding 34,862,900 shares of Common Stock.

Common Stock

The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders and do not have cumulative voting rights. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock will be entitled to share ratably in all of the Company’s assets that are legally available for distribution, after payment of all debts and other liabilities. The holders of Common Stock have no preemptive, subscription, or redemption rights.

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Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Common Stock

The Company’s Common Stock is traded in the over-the-counter market and quoted under the symbol POIL through the OTC Markets System. The following are the high and low sales prices for the Company’s Common Stock for the periods reflected below, as reported by Yahoo Finance:

Fiscal Year Ended September 30, 2014	High	Low

First Quarter	$300.00	$5.00
Second Quarter	$7.50	$.30
Third Quarter	$.38	$.07
Fourth Quarter	$.09	$.01

Fiscal Year Ended September 30, 2015	High	Low

First Quarter	$.02	$.01
Second Quarter	$2.00	$.00
Third Quarter	$1.49	$.01
Fourth Quarter	$1.00	$.01

Nine Months Ended June 30, 2016	High	Low

First Quarter	$1.00	$.02
Second Quarter	$1.00	$.01
Third Quarter	$1.00	$.01

The above prices reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions.

Securities authorized for issuance under equity compensation plans

The following table provides information as of the period ended December 31, 2015 with respect to Company compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Equity Compensation Plan Information
	A (1)	B	C
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders	3,000,000 (2)	$0.64	788,854 (3)
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	3,000,000	$0.64	788,854

_______________

(1)	As a consequence of the Merger, outstanding options as to 2,211,146 of the Company's shares have vested.
(2)	Shares subject to stock options under the 2015 Stock Option Plan.
(3)	Shares available for the grant of stock options and stock purchase rights to employees, directors and consultants under the 2015 Stock Option Plan.

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Following is a brief description of the material features of each compensation plan under which equity securities of the Company are authorized for issuance. The 2015 Stock Option Plan was adopted without the approval of Company security holders:

The Company has granted stock options to certain employees and contractors under its 2015 Stock Option Plan, assumed from Financial Gravity. The Company is authorized to issue an aggregate of 3,000,000 options, of which 788, 854 remain available for issuance, as non-statutory (non-qualified) stock options, under the 2015 Stock Option Plan. Currently outstanding options under the 2015 Stock Option Plan vest over a period no greater than two years, and expire ten years from the date of grant.

Holders

The approximate number of stockholders of record of the Company’s Common Stock on September 30, 2016 was 1,689.

Dividends

The Company has never paid any cash dividends on its common stock, and it is anticipated that none will be paid in the foreseeable future.

Indemnification of Directors and Officers

Section 78.7502 of the Nevada Revised Statutes provides, in general, that a corporation incorporated under the laws of the State of Nevada, such as the Company, may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our Company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Item 3.02.       Unregistered Sales of Equity Securities.

Issuances by Pacific Oil Company

Pursuant to the Merger Agreement, effective September 30, 2016 we issued to the former stockholders of Financial Gravity an aggregate of 32,248,183 shares of the Company’s common stock. Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempt from registration pursuant to Section 4(2) and Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933. We made this determination based on the representations of each former stockholder of Financial Gravity who voted with respect to the Merger, which included, in pertinent part, that such stockholder is acquiring the shares of the Company’s common stock for his, her or its sole account, for investment and not with a view to the resale or distribution thereof, and that such stockholder either (A) is an “accredited investor,” as defined in Regulation D of the Securities Act, (B) has such knowledge and experience in financial and business matters that the stockholder is capable of evaluating the merits and risks of receiving the shares of the Company’s common stock, or (C) has appointed an appropriate person to act as the stockholder’s purchaser representative in connection with evaluating the merits and risks of receiving the shares of the Company’s common stock. Appropriate legends have been affixed to all shares of the Company’s common stock to be issued in such transaction.

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Issuances by Financial Gravity

The sales of the securities identified above were made pursuant to privately negotiated transactions that did not involve a public offering of securities and, accordingly, Financial Gravity believes that these transactions were exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof.  Each investor represented that such investor either (A) is an “accredited investor,” (B) has such knowledge and experience in financial and business matters that the investor is capable of evaluating the merits and risks of acquiring the shares of Financial Gravity common stock or preferred stock, or (C) has appointed an appropriate person to act as the investor’s purchaser representative in connection with evaluating the merits and risks of acquiring the shares of Financial Gravity common stock or preferred stock. The investors received written disclosures that the securities had not been registered under the Securities Act and that any resale must be made pursuant to a registration or an available exemption from such registration. All of the foregoing securities are deemed restricted securities for purposes of the Securities Act.

The Financial Gravity option grants were effected pursuant to Rule 701 promulgated under the Securities Act.

Item 4.01.       Changes in Registrant’s Certifying Accountant

Appointment of Lane Gorman Trubitt PLLC by Pacific Oil Company

For accounting purposes, the Merger has been accounted for as a merger, with Financial Gravity as the accounting acquirer (legal acquiree). Accordingly, effective September 30, 2016 (upon closing of the Merger), the Company dismissed TAAD, LLP (“TAAD”) as the Company’s independent registered public accounting firm and appointed Lane Gorman Trubitt, LLC (“LGT”) as the Company’s independent registered public accounting firm. The Board of Directors of the Company approved the change of independent registered public accounting firms.

TAAD’s independent auditor’s report dated December 29, 2015, furnished in connection with the Company’s annual report on Form 10-K for the period ended September 30, 2015, did not include an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such independent auditor’s report contained an qualification raising substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year and the subsequent interim period prior to the date of this Report, there were no disagreements with TAAD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TAAD, would have caused it to make reference to the matter thereof in connection with its Report.

The Company has provided TAAD with a copy of this Report prior to the filing hereof and has requested that TAAD furnish the Company a letter addressed to the Commission stating whether or not TAAD agrees with the statements made by the Company in this report.

Prior to the appointment of LGT as the Company’s independent registered public accounting firm, neither the Company nor anyone acting on its behalf consulted with LGT regarding either (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that LGT concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions or an event identified in response to Item 304(a)(1)(v) of Regulation S-K.

The Company has also provided LGT with a copy of this Report, requested LGT to review the disclosures contained in this Report and provided LGT with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views or the respects in which LGT does not agree with the disclosures made in this Report.

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Appointment of TAAD, LLP by Pacific Oil Company

Effective September 30, 2015, Pacific Oil dismissed Cutler & Co., LLC (“Cutler & Co.”) as Pacific Oil’s independent certified public accountants and appointed TAAD, LLP as Pacific Oil’s independent certified public accountants. The Board of Directors of Pacific Oil approved the change of independent certified public accountants.

Cutlers’s independent auditor’s report dated January 2, 2015, furnished in connection with the Company’s annual report on Form 10-K/A for the period ended September 30, 2014, did not include an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During Pacific Oil’s most recent fiscal year and any subsequent interim period prior to the date of this Report, there were no disagreements with Cutler & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cutler & Co., would have caused it to make reference to the matter thereof in connection with its report.

The Company has provided Cutler & Co. with a copy of this report prior to the filing hereof and has requested that Cutler & Co. furnish the Company a letter addressed to the Commission stating whether or not Cutler & Co. agrees with the statements made by the Company in this report.

Prior to the appointment of TAAD as Pacific Oil’s independent certified public accountants, neither Pacific Oil nor anyone acting on its behalf consulted with TAAD regarding either (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Pacific Oil’s financial statements, and neither a written report or oral advice was provided to Pacific Oil that TAAD concluded was an important factor considered by Pacific Oil in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions or an event identified in response to Item 304(a)(1)(v) of Regulation S-K.

Item 5.01.       Changes in Control of Registrant.

As contemplated by the Merger Agreement, the transactions in the Company’s stock ownership described under Item 2.01 of this Report and the changes to the composition of the Board of Directors of the Company described under Item 5.02 of this Report, resulted in a change of control of the Company. The information under Items 2.01 and 5.02 of this Report is incorporated by reference into this Item 5.01.

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transactions contemplated by the Merger Agreement described under Item 1.01 of this Report, the Company’s Board of Directors increased in size to 6 persons. The officers and directors of the Company prior to the Merger resigned on the effective date of the Merger. Also pursuant to the Merger Agreement, and prior to his resignation, Mr. Anthony Sarvucci, then the sole director, elected Messrs. John Pollock, Dave Crowley, Paul Williams, Edward A. Lyons, and George Crumley to the Company’s Board of Directors.

The new executive officers of the Company, as appointed by the Board of Directors, and their respective titles are set forth below:

Name	Positions with the Company
John Pollock	Chairman of the Board, Chief Executive Officer
Dave Crowley	President, Chief Strategy Officer, Secretary, Treasurer and Board Member
Rick Johnson	Chief Operating Officer
James F. Reggio	Chief Technology Officer and Chief Marketing Officer
Paul Williams	Vice Chairman of the Board, Chief Financial Officer, Assistant Secretary and Assistant Treasurer
Edward A. Lyon	Chief Tax Strategist and Board Member
George Crumley	Board Member

Biographical and other information regarding these individuals is provided under the caption “Management” in Item 2.01 above, which is incorporated by reference into this Item 5.02.

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Item 5.06.       Change in Shell Company Status.

As described in Item 2.01 above, which is incorporated by reference into this Item 5.06, the Company ceased being a shell company (as defined in Rule 12b-2 under the Exchange Act of 1934, as amended) on the effective date of the Merger.

Item 9.01.       Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

As a result of its acquisition of Financial Gravity as described in Item 2.01, the registrant is filing Financial Gravity’s audited and unaudited financial information as Exhibits 99.1 and 99.2 to this Report.

(b)           Pro forma financial information.

Attached as Exhibit 99.3 is a pro forma Balance Sheet as of June 30, 2016. Pro forma Profit and Loss Statements are not included, as they would not be materially different from the Profit and Loss Statements of Financial Gravity referenced in Item 9.01(a) above.

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(d)           Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of September 30, 2016, by and among Pacific Oil Company, a Nevada corporation, Pacific Merger Corp., a Texas corporation, and Financial Gravity Holdings, Inc., a Texas corporation, and

Certificate of Merger relating to the merger or Pacific Merger Corp. with and into Financial Gravity Holding, Inc.

10.1	2015 Stock Option Plan for Financial Gravity Holdings, Inc.

16.1	Letter dated October 11, 2016 from TAAD, LLP

23.1	Consent of Lane Gorman Trubitt, PLLC

99.1	Report of Independent Certified Public Accountants

Audited Financial Statements of Financial Gravity Holdings, Inc. for the period from September 29, 2014 (date of inception) to December 31, 2014.

Audited consolidated balance sheets of Financial Gravity Holdings, Inc. and subsidiaries as of December 31, 2015 and 2014.

Audited consolidated statements of operations of Financial Gravity Holdings, Inc. and subsidiaries for the years ended December 31, 2015 and the period from September 29, 2014 (date of inception) to December 31, 2014.

Audited consolidated statements of changes in shareholders’ equity of Financial Gravity Holdings, Inc. and subsidiaries for the years ended December 31, 2015 and the period from September 29, 2014 (date of inception) to December 31, 2014.

Audited consolidated statements of cash flows of Financial Gravity Holdings, Inc. and subsidiaries for the years ended December 31, 2015 and the period from September 29, 2014 (date of inception) to December 31, 2014.

99.2	Report of Independent Certified Public Accountants

Unaudited Financial Statements of Financial Gravity Holdings, Inc. for the period from January 1, 2016 to June 30, 2016 and 2015.

Unaudited reviewed consolidated balance sheet of Financial Gravity Holdings, Inc. and subsidiaries as of June 30, 2016 and 2015.

Unaudited reviewed consolidated statements of operations of Financial Gravity Holdings, Inc. and subsidiaries for the three and six months ended June 30, 2016 and 2015.

Unaudited reviewed consolidated statement of changes in stockholders’ equity of Financial Gravity Holdings, Inc. and subsidiaries for the six months ended June 30, 2016 and 2015.

Unaudited reviewed consolidated statement of cash flows of Financial Gravity Holdings, Inc. and subsidiaries for the three and six months ended June 30, 2016 and 2015.

99.3	Pro Forma Balance Sheet giving effect to the Merger as if it had occurred on June 30, 2016

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SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pacific Oil Company

By:	/s/ John Pollock
John Pollock Chairman of the Board and Chief Executive Officer

Dated:  October 11, 2016

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